IMPAIRMENTS AND IMPAIRMENT REVERSALS	12 Months Ended
Dec. 31, 2021
Impairment Of Assets [Abstract]
MPAIRMENTS AND IMPAIRMENT REVERSALS
In the fourth quarter of 2021, the Company reviewed its cash-generating unit's ("CGUs") for indicators of impairment or impairment reversal and performed the annual impairment test for the Canadian Malartic CGU to which goodwill has been allocated. No indicators of impairment or impairment reversal were identified at any of the Company's CGUs, and no impairment was identified based on the impairment test performed for the Canadian Malartic CGU.

For the year ended December 31, 2020, the Company's net impairment reversal in respect of the following CGUs was as follows:

For the year ended December 31,	2020
El Peñón	$560.0
Cerro Moro	(369.0)
Net impairment reversal	$191.0
2020 Indicators of Impairment and Impairment Reversal

El Peñón

The Company recorded impairments at the El Peñón mine in 2015 and 2016. The impairment in 2015 was a result of the Company downward adjusting its macroeconomic assumptions, which negatively impacted future estimated cash flows, and the Company's updated view on value beyond mineral reserves and mineral resources. During 2016, the Company determined that the sustainable, long-term optimal production level for the mine was a production expectation of 140,000 ounces of gold and 4,150,000 ounces of silver per annum, which negatively impacted future cash flows.

Following a standout year and solid fourth quarter from El Peñón in 2020, where sustained production and costs were in line with an improved LOM and budget, the mine demonstrated its ability to maintain its current production and cost profile. The Company considered the following factors to be an indicator of reversal of the previous impairment charge:

•Prolonged and sustained high production levels, which have led to significantly higher production for both gold and silver than that envisioned in the mine plan developed in 2016 at the time of rightsizing of the operation. This was the result of both plant improvements to increase throughput, and higher grade ores being mined.
•A sustained reduction in costs benefiting from the higher production and continuous cost reduction initiatives carried out over the past year.
•Significant exploration successes throughout the year, which lead to increased mineral resources for December 31, 2020, which both extended the life of the mine and improved the life of mine models.

The Company concluded that the recoverable amount for the El Peñón CGU, representing the CGU’s FVLCD, exceeded the carrying amount. This resulted in a non-cash accounting reversal of the impairment charges previously recorded in 2015 and 2016 on mineral properties subject to depletion, which was limited to the carrying amount of the El Peñón CGU that would have been determined had no impairment charge been recognized in prior years, net of depletion, depreciation and amortization charges, totalling $560.0 million.

Cerro Moro

During 2020, the Cerro Moro mine experienced lower production at higher than expected unit costs. The following considerations were taken into account while developing the new LOM plan:

•Country-specific matters including the announcement on December 30, 2020 of the change to the export tax in Argentina to 4.3%, and its indefinite extension.
•Expected lower annual production in comparison with prior year guidance and expectations, particularly for 2021.
•A higher cost structure than previously anticipated and consistent with current costs being observed in the operation, which have exceeded those in the Company’s budget and guidance due to general cost pressures, inefficiencies and general operational challenges in relation to COVID-19.
•Delays in reaching previously targeted exploration results and mineral reserve and mineral resource additions. Despite promising recent results in core areas of the mine and newly discovered areas, the Company has been delayed in its goal of increasing mineral reserves and mineral resources in the operation.

Given the decrease in the overall Cerro Moro CGU profitability as identified in the latest LOM plan, the impact of the LOM plan on the value of exploration potential and land interest, and the impact of a reduction in reserves and resources, the Company concluded that these factors represent an indicator of impairment for Cerro Moro as of December 31, 2020. The Company concluded that the recoverable amount for the Cerro Moro CGU, representing the CGU’s FVLCD, was below the carrying amount. In consideration of the above, a non-cash accounting impairment of $369.0 million was recognized.
Impairment Testing: Key Assumptions

The determination of FVLCD, with level 3 input of the fair value hierarchy, includes the following key applicable assumptions:

•Production volumes: In calculating the FVLCD, the production volumes incorporated into the cash flow models based on detailed life of mine plans and take into account development plans for the mines agreed by management as part of the long-term planning process. Production volumes are dependent on a number of variables, such as: the recoverable quantities; the production profile; the cost of the development of the infrastructure necessary to extract the reserves; the production costs; the contractual duration of mining rights; and the selling price of the commodities extracted. As each producing mine has specific reserve characteristics and economic circumstances, the cash flows of the mines are computed using appropriate individual economic models and key assumptions established by management. The production profiles used were consistent with the reserves and resource volumes approved as part of the Company’s process for the estimation of proven and probable reserves, resource estimates and in certain circumstances, include expansion projects. These are then assessed to ensure they are consistent with what a market participant would estimate.
•Commodity prices: Forecast commodity prices are based on management’s estimates and are derived from forward price curves and long-term views of global supply and demand, building on past experience of the industry and consistent with external sources. Estimated long-term gold, silver and copper prices of $1,550 per ounce (2020: $1,550 per ounce), $20.00 per ounce (2020: $20.00 per ounce) and $3.00 per pound (2020: $3.00 per pound) respectively, have been used to estimate future revenues.
•Discount rates: In calculating the FVLCD, a real post-tax discount rate of 3.50% (2020: 3.50%) based on the Company's weighted average cost of capital (“WACC”). The WACC used in the models is in real terms, consistent with the other assumptions in the models.
•Exchange rates: Foreign exchange rates are estimated with reference to external market forecasts and based on observable market data including spot and forward values. In the current year, there was a depreciation in the long-term rates of the local currencies in which the Company operates.

The Company performed a sensitivity analysis on key assumptions and determined that no reasonably possible change in any of the key assumptions would cause the carrying value of the Canadian Malartic CGU to exceed its recoverable amount.